2013 Fourth Quarter Earnings Call November 26, 2013 www.BeaconRoofingSupply.com 1 $- $100 $200 $300 $400 $500 $600 $700 2013 2012 $640.8 $595.4 $147.4 $149.0 Sales Gross Profit / Margin Quarterly Results 25.0% Existing Market Sales, Gross Profit & Gross Margin Existing Market Product Mix 49.7% 37.7% 12.5% Residential Roofing Non-Residential Roofing Complementary Northeast 4.5% Mid-Atlantic -1.2% Southeast 36.2% Southwest 20.2% Midwest -2.3% West 7.5% Canada 9.0% Total 7.6% Organic Sales Growth (Decline) 23.0% $ in millions Existing Market results above exclude branches acquired after the beginning of last year’s fourth quarter.

2013 Fourth Quarter Earnings Call November 26, 2013 www.BeaconRoofingSupply.com 2 $ in millions 15.5% of Sales $- $20 $40 $60 $80 $100 $120 2013 2012 $101.6 $100.7 15.8% of Sales 16.9% of Sales Existing Market Operating Expenses Quarterly Results Payroll & benefits 3.3$ Bad debt expense (1.0) Depreciation & amortization 0.5 Other general & administrative (2.8) Selling 0.6 Warehouse 0.3 Total 0.9$ Operating Expense Incr (Decr)

2013 Fourth Quarter Earnings Call November 26, 2013 www.BeaconRoofingSupply.com 3 Existing Market Operating Margin Adjusted Diluted EPS* 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 2013 2012 7.1% 8.1% Quarterly Results $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2013 2012 0.55 $0.58 $ 0.01 $0.02 * The Company’s management believes that "Adjusted Diluted Earnings/Loss Per Share (EPS)” is useful to investors because it permits investors to better understand year - over - year changes in underlying operating performance. While management believes Adjusted Diluted EPS is a useful measure for investors, it is not a measurement presented in accordance with United States generally accepted accounting principles (GAAP ). Investors should not consider Adjusted EPS in isolation or as a substitute for diluted earnings per share calculated in accordance with GAAP. (1) Earnings in the fourth quarter of fiscal 2013 were impacted by the following charges: $0.3 million ($0.2 million net of tax), or approximately $ 0.01 diluted earnings per share, for the recognition of termination benefits. (2) Earnings in the fourth quarter of fiscal 2012 were impacted by the following: a charge of $3.0 million ($1.8 million net of tax), or approximately $0.04 diluted earnings per share, for the recognition of certain termination benefits; and a benefit of $1.1 million ($0.7 million net of tax ), or approximately $0.01 diluted earnings per share, for the recognition of the change in the fair value of certain interest rate derivatives. $0.60 (2) $0.56 (1)

2013 Fourth Quarter Earnings Call November 26, 2013 www.BeaconRoofingSupply.com 4 $- $500 $1,000 $1,500 $2,000 2013 2012 $1,975.6 $1,952.9 $462.2 $477.3 Sales Gross Profit / Margin Annual Results 24.4% Existing Market Sales, Gross Profit & Gross Margin Existing Market Product Mix 49.5% 37.2% 13.3% Residential Roofing Non-Residential Roofing Complementary Northeast -3.7% Mid-Atlantic -7.8% Southeast 21.4% Southwest 14.8% Midwest -7.8% West -2.9% Canada 4.8% Total 1.2% Organic Sales Growth (Decline) 23.4% $ in millions Existing Market results above exclude branches acquired after the beginning of fiscal year 2012 .

2013 Fourth Quarter Earnings Call November 26, 2013 www.BeaconRoofingSupply.com 5 $ in millions 15.5% of Sales $- $50 $100 $150 $200 $250 $300 $350 2013 2012 $333.1 $332.1 16.9% of Sales 17.0% of Sales Existing Market Operating Expenses Annual Results Payroll & benefits 3.5$ Warehouse 3.6 Depreciation & amortization (1.1) Bad debt expense (4.5) Other G&A (0.5) Total 1.0$ Operating Expense Incr (Decr)

2013 Fourth Quarter Earnings Call November 26, 2013 www.BeaconRoofingSupply.com 6 Existing Market Operating Margin Adjusted Diluted EPS * 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2013 2012 6.5% 7.4% Annual Results (1) The 2013 earnings were favorably impacted by $2.6 million ($1.5 million net of taxes), or approximately $ 0.03 diluted earnings per share, for the recognition of the fair value of certain interest rate derivatives, partially offset by $1.2 million ($0.7 million net of taxes), or approximately $ 0.01 diluted earnings per share, for the recognition of certain termination benefits. -$0.50 $0.00 $0.50 $1.00 $1.50 $2.00 2013 2012 $1.47 $1.58 ($0.02) $0.09 $1.67 (2) $ 1.45 (1) (2) Fiscal 2012 earnings were impacted by the following charges: $3.0 million ($1.8 million net of tax), or approximately $0.04 diluted earnings per share, for the recognition of certain termination benefits; $3.8 million ($2.3 million net of tax), or approximately $0.05 di lut ed earnings per share, for the recognition of the fair value of certain interest rate derivatives and other charges; and $0.3 million, or approximately $0. 01 diluted earnings per share, from the increase in the liability for consideration due for the Enercon acquisition. * As defined on Slide 3 .

2013 Fourth Quarter Earnings Call November 26, 2013 www.BeaconRoofingSupply.com 7 $75.6 $72.6 $9.8 $5.9 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 2012 2013 Net Income Non-Cash & Working Capital Adjustments $78.5 $85.4 $ in millions Cash Flow From Operations Annual Results